ANNUAL
               REPORT


                         [GRAPHIC]

                                     DECEMBER 31, 2000

               MUTUAL EUROPEAN FUND




               [FRANKLIN TEMPLETON LOGO]
PAGE
Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


                         [PHOTO]

                         ROBERT L. FRIEDMAN
                         Portfolio Manager
                         Mutual European Fund

                         PETER A. LANGERMAN
                         Chief Executive Officer
                         Franklin Mutual Advisers, LLC


WE'RE ON THE WEB --

Now you can access online information about your Fund, including this shareholder report. Find our Web site at FRANKLINTEMPLETON.COM, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.
PAGE
SHAREHOLDER LETTER




Your Fund's Goal: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund normally will invest at least 65% of its assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries.


Dear Shareholder:

We are pleased to bring you Mutual European Fund's annual report for the period ended December 31, 2000. During the year under review, most European economies grew at a slower pace than that of the U.S., causing the euro, the common currency of the 11 members of the European Monetary Union, to lose significant value versus the U.S. dollar. European stock markets generally posted negative returns, as many technology and Internet-related stocks fell spectacularly from their highs at the beginning of the year.

Within this environment, Mutual European Fund - Class Z produced a 14.46% 12-month cumulative total return as shown in the Performance Summary beginning



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 14.




CONTENTS




Shareholder Letter .............       1

Performance Summary ............       6

Financial Highlights & Statement
of Investments .................      10

Financial Statements ...........      20

Notes to Financial
Statements .....................      24

Independent Auditors'
Report .........................      31

Tax Designation ................      32



                        [FUND CATEGORY PYRAMID GRAPHIC]
PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00


[BAR GRAPH]

France                                        15.9%
U.K                                           13.5%
Sweden                                        11.0%
Spain                                          6.8%
Italy                                          5.6%
Netherlands                                    5.1%
U.S.                                           5.0%
Irish Republic                                 4.4%
Finland                                        3.7%
Switzerland                                    3.5%
Other Countries                                8.5%
Fixed Income Securities                        0.8%
Government Agencies & Other Net Assets        16.2%




on page 6. This compares favorably with our benchmark, the unhedged Morgan Stanley Capital International (MSCI(R)) All Country Europe Index, which returned -8.87% in U.S.-dollar terms for the same period.(1) The Fund's outperformance relative to its benchmark was largely due to our disciplined, value and special situations approach. Our investment style of buying stocks trading at discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology bubble that lasted until March 2000. As a result, our portfolio did not suffer from that sector's severe decline later in the year.

In addition, we largely hedge currencies, seeking to minimize the impact from currency movements. Thus, we tend to pay attention to the hedged MSCI All Country Europe Index, which returned -2.61% in local-currency terms. Most of our competitors do not hedge, and may experience dramatic gains or losses from currency fluctuations. Largely as a result of our hedging policies, we were not hurt by the euro's slide and the strong U.S. dollar compared with other European currencies. If the U.S. dollar should slide against European currencies, we may fall behind our unhedged competition. However, this is not a major concern, as our primary focus is on our underlying stocks' performances.




1. Source: Standard and Poor's Micropal. The MSCI All Country Europe Index represents 21 developed and emerging markets in Europe. The 15 European countries classified as developed are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the U.K. The six European countries classified as emerging markets are the Czech Republic, Greece, Hungary, Poland, Russia and Turkey. The index applies full market capitalization weights to each included stock. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



2
PAGE
We focus our efforts on buying high-quality, undervalued stocks we believe have been misunderstood, unduly ignored by investors, or over-penalized by market fears of recession. We look for inexpensive securities that trade at discounts to our analysis of underlying value. We tend to be contrarians -- we feel when the market fears the worst, it offers some of the best buying opportunities. We are not economists and do not allocate European stock selection with any grand economic theme. We make no macro predictions on the economy, nor do we have a view of individual country dynamics. However, we observe markets and their reactions to economic data.

Early in the period, several of our media stocks increased dramatically. We took that opportunity to lower our exposure to these stocks and made a fortuitous switch into industrial firms. In particular, we invested in several U.K. port operators, including Powell Duffryn, Mersey Docks and Forth Ports. We like the cash generation and, occasionally, the hidden real estate values of the port businesses, and we were able to buy them when they were out of favor and selling at discounted valuations. We initiated positions in Spanish construction companies FCC, ACS and Acciona, as all three have growing concessions businesses outside of their core construction expertise, which in our opinion were not reflected in their stock prices at our time of purchase. In addition, we built a large position in Vinci, a French construction and concessions business formed from a recent merger.




TOP 10 HOLDINGS
12/31/00

COMPANY                                 % OF TOTAL
INDUSTRY, COUNTRY                       NET ASSETS
--------------------------------------------------
Vinci SA                                      5.2%
Construction & Engineering,
France

Vivendi Universal SA                          3.0%
Media, France

Lagardere SCA                                 2.8%
Media, France

Suez Lyonnaise des Eaux SA,
Ord & Strip                                   2.6%
Multi-Utilities, France

Acciona SA                                    2.5%
Construction & Engineering,
Spain

Invik & Co AB, B                              2.2%
Diversified Financials, Sweden

Kinnevik AB, B                                2.2%
Diversified Telecommunication
Services, Sweden

Cir Cie Industriali Riunite
SpA Torino, di Risp                           2.1%
Industrial Conglomerates, Italy

Actividades de Construcciones y
Servicios (ACS)                               2.1%
Construction & Engineering,
Spain

Irish Life & Permanent PLC                    2.1%
Diversified Financials,
Irish Republic




                                                                               3
PAGE
TOP 5 INDUSTRIES
Based on Equity Securities
12/31/00

                                      % OF TOTAL
                                      NET ASSETS
------------------------------------------------
Construction & Engineering                 11.2%

Media                                      11.2%

Banks                                       7.7%

Diversified Financials                      7.5%

Machinery                                   4.3%




The Fund benefited from several takeovers during the period. One of them, Powell Duffryn, received an all-cash takeover offer at a significant premium to its stock price. Our holdings in Ellis & Everhard, a U.K. chemical distributor; U.K. travel operator Thomson Travel; and Swedish mining equipment company Svedala also received takeover offers at substantial premiums.

Notable Fund performers in 2000 included Vinci (up 38.6%); ABP, a British port operator (26.2%); and Irish Life & Permanent, an Irish financial firm (33.8%). Although each of those stocks posted strong performances during the year under review, we still believe they have further to go and still hold them in the portfolio.

Our largest positions at the end of the period clearly demonstrate our company-specific focus. Among the top 10 holdings on December 31, 2000, were Vivendi, a French media company that traded at a discount to the value of its businesses and Irish Life and Permanent, a well-run life insurer that we felt the market had undervalued.

Looking forward, we are positive for Europe's outlook in the year to come, as many economies are undergoing fundamental, positive changes. Labor markets are slowly becoming more flexible, capital markets are evolving, cross-border mergers are becoming common and tax rates are projected to decline over the next few years. In addition, globalization and technology advances are forcing European corporations and governments to become more globally competitive. We believe these structural changes will improve growth and increase the attractiveness of European assets.



4
PAGE
We appreciate your continued participation in Mutual European Fund, and will strive to provide the best risk-adjusted returns possible. We welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,



/s/ Robert L. Friedman
------------------------
    Robert L. Friedman
    Portfolio Manager
    Mutual European Fund


The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                               5
PAGE
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.




PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

   CLASS Z                                 CHANGE        12/31/00  12/31/99
   ------------------------------------------------------------------------
   Net Asset Value (NAV)                  -$  1.37        $15.52    $16.89
   DISTRIBUTIONS (1/1/00 - 12/31/00)
   Dividend Income                         $0.5409
   Short-Term Capital Gain                 $2.4469
   Long-Term Capital Gain                  $0.7089
                                           -------
         Total                             $3.6967

   CLASS A                                 CHANGE        12/31/00  12/31/99
   ------------------------------------------------------------------------
   Net Asset Value (NAV)                  -$  1.39        $15.36    $16.75
   DISTRIBUTIONS (1/1/00 - 12/31/00)
   Dividend Income                         $0.4778
   Short-Term Capital Gain                 $2.4469
   Long-Term Capital Gain                  $0.7089
                                           -------
         Total                             $3.6336

   CLASS B                                 CHANGE        12/31/00  12/31/99
   ------------------------------------------------------------------------
   Net Asset Value (NAV)                  -$  1.47        $15.19    $16.66
   DISTRIBUTIONS (1/1/00 - 12/31/00)
   Dividend Income                         $0.4250
   Short-Term Capital Gain                 $2.4469
   Long-Term Capital Gain                  $0.7089
                                           -------
         Total                             $3.5808

   CLASS C                                 CHANGE        12/31/00  12/31/99
   ------------------------------------------------------------------------
   Net Asset Value (NAV)                  -$  1.38        $15.37    $16.75
   DISTRIBUTIONS (1/1/00 - 12/31/00)
   Dividend Income                         $0.3678
   Short-Term Capital Gain                 $2.4469
   Long-Term Capital Gain                  $0.7089
                                           -------
         Total                             $3.5236


Mutual European Fund paid distributions derived from long-term capital gains totaling 70.89 cents ($0.7089) per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


6
PAGE
PERFORMANCE

                                                                       INCEPTION
   CLASS Z                                    1-YEAR       3-YEAR      (7/3/96)
--------------------------------------------------------------------------------
   Cumulative Total Return(1)                  14.46%       76.00%      148.43%

   Average Annual Total Return(2)              14.46%       20.74%       22.43%

   Value of $10,000 Investment(3)            $11,446      $17,600      $24,843



                                                                       INCEPTION
   CLASS A                                    1-YEAR       3-YEAR      (11/1/96)
--------------------------------------------------------------------------------
   Cumulative Total Return(1)                  14.07%       73.38%      124.66%

   Average Annual Total Return(2)               7.52%       17.78%       19.73%

   Value of $10,000 Investment(3)            $10,752      $16,337      $21,177



                                                                       INCEPTION
   CLASS B                                                 1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
   Cumulative Total Return(1)                               13.31%       64.50%

   Average Annual Total Return(2)                            9.67%       26.69%

   Value of $10,000 Investment(3)                         $10,967      $16,050



                                                                       INCEPTION
   CLASS C                                    1-YEAR       3-YEAR      (11/1/96)
--------------------------------------------------------------------------------
   Cumulative Total Return(1)                  13.42%       70.94%      119.87%

   Average Annual Total Return(2)              11.38%       19.16%       20.52%

   Value of $10,000 Investment(3)            $11,138      $16,919      $21,766




Past performance does not guarantee future results.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.




Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.


                                                                               7
PAGE
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

   CLASS Z                                 12/31/00
   ------------------------------------------------
   1-Year                                    14.46%

   3-Year                                    20.74%

   Since Inception (7/3/96)                  22.43%




     CLASS Z (7/3/96 - 12/31/00)


                                  [LINE GRAPH]

This graph compares the performance of Mutual European Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index from 7/3/96-12/31/00.


       DATE          MUTUAL EUROPEAN     MSCI AC EUROPE(4)
       ----          FUND - CLASS Z      -----------------
                     --------------
    07/03/1996           $10,000              $10,000
    07/31/1996           $10,060              $ 9,893
    08/31/1996           $10,430              $10,192
    09/30/1996           $10,640              $10,400
    10/31/1996           $10,840              $10,637
    11/30/1996           $11,260              $11,172
    12/31/1996           $11,461              $11,394
    01/31/1997           $11,984              $11,469
    02/28/1997           $12,236              $11,626
    03/31/1997           $12,397              $11,994
    04/30/1997           $12,376              $11,928
    05/31/1997           $12,537              $12,444
    06/30/1997           $12,960              $13,067
    07/31/1997           $13,525              $13,669
    08/31/1997           $13,282              $12,901
    09/30/1997           $14,163              $14,169
    10/31/1997           $13,627              $13,473
    11/30/1997           $13,768              $13,674
    12/31/1997           $14,115              $14,217
    01/31/1998           $14,350              $14,727
    02/28/1998           $15,134              $15,879
    03/31/1998           $16,221              $17,014
    04/30/1998           $16,635              $17,382
    05/31/1998           $17,218              $17,653
    06/30/1998           $16,826              $17,826
    07/31/1998           $16,691              $18,209
    08/31/1998           $14,792              $15,838
    09/30/1998           $13,433              $15,205
    10/31/1998           $13,825              $16,426
    11/30/1998           $14,723              $17,321
    12/31/1998           $14,783              $18,081
    01/31/1999           $14,819              $17,991
    02/28/1999           $15,007              $17,554
    03/31/1999           $15,349              $17,757
    04/30/1999           $16,245              $18,310
    05/31/1999           $16,281              $17,466
    06/30/1999           $16,847              $17,764
    07/31/1999           $16,871              $17,958
    08/31/1999           $17,026              $18,148
    09/30/1999           $17,026              $18,019
    10/31/1999           $17,575              $18,672
    11/30/1999           $19,054              $19,194
    12/31/1999           $21,704              $21,218
    01/31/2000           $22,192              $19,732
    02/29/2000           $25,032              $20,749
    03/31/2000           $24,261              $21,246
    04/30/2000           $23,592              $20,318
    05/31/2000           $23,631              $20,143
    06/30/2000           $23,648              $20,530
    07/31/2000           $23,797              $20,206
    08/31/2000           $24,393              $19,951
    09/30/2000           $23,797              $19,019
    10/31/2000           $24,068              $18,865
    11/30/2000           $23,973              $18,064
    12/31/2000           $24,843              $19,333

   AVERAGE ANNUAL TOTAL RETURN

   CLASS A                                 12/31/00
   ------------------------------------------------
   1-Year                                     7.52%

   3-Year                                    17.78%

   Since Inception (11/1/96)                 19.73%




     CLASS A (11/1/96 - 12/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Mutual European Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index from 11/1/96-12/31/00.

     DATE          MUTUAL       MSCI AC EUROPE(4)
     ----      EUROPEAN FUND    -----------------
                 - CLASS A
                 ---------
  11/01/1996      $ 9,426            $10,000
  11/30/1996      $ 9,783            $10,503
  12/31/1996      $ 9,954            $10,712
  01/31/1997      $10,409            $10,783
  02/28/1997      $10,619            $10,930
  03/31/1997      $10,759            $11,276
  04/30/1997      $10,742            $11,214
  05/31/1997      $10,873            $11,699
  06/30/1997      $11,240            $12,284
  07/31/1997      $11,723            $12,851
  08/31/1997      $11,512            $12,128
  09/30/1997      $12,269            $13,321
  10/31/1997      $11,802            $12,667
  11/30/1997      $11,917            $12,855
  12/31/1997      $12,214            $13,366
  01/31/1998      $12,419            $13,846
  02/28/1998      $13,079            $14,928
  03/31/1998      $14,002            $15,996
  04/30/1998      $14,352            $16,341
  05/31/1998      $14,858            $16,596
  06/30/1998      $14,517            $16,759
  07/31/1998      $14,374            $17,119
  08/31/1998      $12,737            $14,890
  09/30/1998      $11,559            $14,295
  10/31/1998      $11,889            $15,442
  11/30/1998      $12,657            $16,284
  12/31/1998      $12,711            $16,999
  01/31/1999      $12,742            $16,914
  02/28/1999      $12,895            $16,503
  03/31/1999      $13,180            $16,694
  04/30/1999      $13,955            $17,213
  05/31/1999      $13,965            $16,420
  06/30/1999      $14,442            $16,701
  07/31/1999      $14,463            $16,883
  08/31/1999      $14,597            $17,062
  09/30/1999      $14,587            $16,941
  10/31/1999      $15,050            $17,554
  11/30/1999      $16,308            $18,045
  12/31/1999      $18,565            $19,947
  01/31/2000      $18,975            $18,551
  02/29/2000      $21,402            $19,506
  03/31/2000      $20,737            $19,975
  04/30/2000      $20,161            $19,102
  05/31/2000      $20,194            $18,937
  06/30/2000      $20,190            $19,301
  07/31/2000      $20,319            $18,996
  08/31/2000      $20,810            $18,757
  09/30/2000      $20,307            $17,881
  10/31/2000      $20,529            $17,736
  11/30/2000      $20,447            $16,982
  12/31/2000      $21,177            $18,176



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



8
PAGE
     CLASS B (1/1/99 - 12/31/00)


                                  [LINE GRAPH]

This graph compares the performance of Mutual European Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index from 1/1/99-12/31/00.

       DATE          MUTUAL EUROPEAN         MSCI AC EUROPE(4)
       ----           FUND - CLASS B         -----------------
                      --------------
    01/01/1999           $10,000                  $10,000
    01/31/1999           $10,016                  $ 9,950
    02/28/1999           $10,136                  $ 9,708
    03/31/1999           $10,361                  $ 9,821
    04/30/1999           $10,954                  $10,126
    05/31/1999           $10,962                  $ 9,659
    06/30/1999           $11,334                  $ 9,825
    07/31/1999           $11,342                  $ 9,932
    08/31/1999           $11,439                  $10,037
    09/30/1999           $11,431                  $ 9,966
    10/31/1999           $11,788                  $10,326
    11/30/1999           $12,770                  $10,616
    12/31/1999           $14,517                  $11,735
    01/31/2000           $14,831                  $10,913
    02/29/2000           $16,713                  $11,475
    03/31/2000           $16,190                  $11,751
    04/30/2000           $15,729                  $11,237
    05/31/2000           $15,746                  $11,140
    06/30/2000           $15,738                  $11,354
    07/31/2000           $15,820                  $11,175
    08/31/2000           $16,206                  $11,034
    09/30/2000           $15,802                  $10,519
    10/31/2000           $15,967                  $10,434
    11/30/2000           $15,894                  $ 9,990
    12/31/2000           $16,050                  $10,692


     CLASS C (11/1/96 - 12/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Mutual European Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index from 11/1/96-12/31/00.

     DATE          MUTUAL      MSCI AC EUROPE(4)
     ----      EUROPEAN FUND   -----------------
                 - CLASS C
                 ---------
  11/01/1996      $ 9,900           $10,000
  11/30/1996      $10,265           $10,503
  12/31/1996      $10,446           $10,712
  01/31/1997      $10,915           $10,783
  02/28/1997      $11,135           $10,930
  03/31/1997      $11,263           $11,276
  04/30/1997      $11,245           $11,214
  05/31/1997      $11,374           $11,699
  06/30/1997      $11,750           $12,284
  07/31/1997      $12,246           $12,851
  08/31/1997      $12,015           $12,128
  09/30/1997      $12,799           $13,321
  10/31/1997      $12,310           $12,667
  11/30/1997      $12,430           $12,855
  12/31/1997      $12,733           $13,366
  01/31/1998      $12,936           $13,846
  02/28/1998      $13,637           $14,928
  03/31/1998      $14,603           $15,996
  04/30/1998      $14,958           $16,341
  05/31/1998      $15,477           $16,596
  06/30/1998      $15,111           $16,759
  07/31/1998      $14,970           $17,119
  08/31/1998      $13,249           $14,890
  09/30/1998      $12,018           $14,295
  10/31/1998      $12,362           $15,442
  11/30/1998      $13,155           $16,284
  12/31/1998      $13,199           $16,999
  01/31/1999      $13,220           $16,914
  02/28/1999      $13,379           $16,503
  03/31/1999      $13,676           $16,694
  04/30/1999      $14,460           $17,213
  05/31/1999      $14,471           $16,420
  06/30/1999      $14,964           $16,701
  07/31/1999      $14,975           $16,883
  08/31/1999      $15,104           $17,062
  09/30/1999      $15,093           $16,941
  10/31/1999      $15,564           $17,554
  11/30/1999      $16,859           $18,045
  12/31/1999      $19,190           $19,947
  01/31/2000      $19,603           $18,551
  02/29/2000      $22,112           $19,506
  03/31/2000      $21,413           $19,975
  04/30/2000      $20,806           $19,102
  05/31/2000      $20,829           $18,937
  06/30/2000      $20,814           $19,301
  07/31/2000      $20,935           $18,996
  08/31/2000      $21,441           $18,757
  09/30/2000      $20,899           $17,881
  10/31/2000      $21,128           $17,736
  11/30/2000      $21,019           $16,982
  12/31/2000      $21,766           $18,176




4. Source: Standard and Poor's Micropal. The MSCI All Country Europe Index represents 21 developed and emerging markets in Europe. The 15 European countries classified as developed are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the U.K. The six European countries classified as emerging markets are the Czech Republic, Greece, Hungary, Poland, Russia and Turkey. The index applies full market capitalization weights to each included stock.


Past performance does not guarantee future results.




AVERAGE ANNUAL TOTAL RETURN

   CLASS B                                 12/31/00
   ------------------------------------------------
   1-Year                                     9.67%

   Since Inception (1/1/99)                  26.69%




   AVERAGE ANNUAL TOTAL RETURN

   CLASS C                                 12/31/00
   ------------------------------------------------
   1-Year                                    11.38%

   3-Year                                    19.16%

   Since Inception (11/1/96)                 20.52%



                                                                               9

PAGE

MUTUAL EUROPEAN FUND
Financial Highlights

                                                                                       CLASS Z
                                                               --------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                2000++      1999++       1998       1997++      1996+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $16.89      $12.54      $12.60      $11.39      $10.00
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .35         .24         .31         .33         .06
 Net realized and unrealized gains.........................        1.98        5.50         .33        2.28        1.40
                                                               --------------------------------------------------------
Total from investment operations...........................        2.33        5.74         .64        2.61        1.46
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.54)       (.50)       (.34)       (.84)       (.05)
 Net realized gains........................................       (3.16)       (.89)       (.36)       (.56)       (.02)
                                                               --------------------------------------------------------
Total distributions........................................       (3.70)      (1.39)       (.70)      (1.40)       (.07)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $15.52      $16.89      $12.54      $12.60      $11.39
                                                               ========================================================
Total Return*..............................................      14.46%      46.81%       4.74%      23.16%      14.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $577,663    $524,109    $483,873    $546,780    $450,495
Ratios to average net assets:
 Expenses(a)...............................................       1.03%       1.05%       1.05%       1.02%       1.09%**
 Expenses, excluding waiver and payments by affiliate(a)...       1.04%       1.09%       1.05%       1.05%       1.15%**
 Net investment income.....................................       1.93%       1.69%       2.02%       2.53%       1.87%**
Portfolio turnover rate....................................     111.83%     127.05%      97.62%      98.12%      36.75%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses................................................       1.03%       1.04%       1.05%       1.02%       1.09%**
   Expenses, excluding waiver and payments by affiliate....       1.04%       1.08%       1.05%       1.05%       1.15%**

*Total return is not annualized.
**Annualized.
+For the period July 3, 1996 (commencement of operations) to December 31, 1996. ++Based on average weighted shares outstanding.
 10
PAGE

MUTUAL EUROPEAN FUND
Financial Highlights (continued)

                                                                                       CLASS A
                                                                -----------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------
                                                                 2000++      1999++       1998      1997++     1996+
                                                                -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.75      $12.47      $12.56     $11.38    $10.84
                                                                -----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .28         .19         .27        .24       .03
 Net realized and unrealized gains..........................        1.97        5.43         .29       2.31       .58
                                                                -----------------------------------------------------
Total from investment operations............................        2.25        5.62         .56       2.55       .61
                                                                -----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.48)       (.45)       (.29)      (.81)     (.05)
 Net realized gains.........................................       (3.16)       (.89)       (.36)      (.56)     (.02)
                                                                -----------------------------------------------------
Total distributions.........................................       (3.64)      (1.34)       (.65)     (1.37)     (.07)
                                                                -----------------------------------------------------
Net asset value, end of year................................      $15.36      $16.75      $12.47     $12.56    $11.38
                                                                =====================================================
Total Return*...............................................      14.07%      46.05%       4.15%     22.61%     5.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $223,831    $177,217    $170,486    $93,231    $9,200
Ratios to average net assets:
 Expenses(a)................................................       1.38%       1.40%       1.40%      1.37%     1.32%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.39%       1.44%       1.40%      1.39%     1.42%**
 Net investment income......................................       1.56%       1.36%       1.68%      1.84%     1.44%**
Portfolio turnover rate.....................................     111.83%     127.05%      97.62%     98.12%    36.75%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses.................................................       1.38%       1.39%       1.40%      1.37%     1.32%**
   Expenses, excluding waiver and payments by affiliate.....       1.39%       1.43%       1.40%      1.39%     1.42%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                                                                              11
PAGE

MUTUAL EUROPEAN FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                  2000          1999+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $16.66         $12.47
                                                                -----------------------
Income from investment operations:
 Net investment income......................................        .16            .01
 Net realized and unrealized gains..........................       1.95           5.50
                                                                -----------------------
Total from investment operations............................       2.11           5.51
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.42)          (.43)
 Net realized gains.........................................      (3.16)          (.89)
                                                                -----------------------
Total distributions.........................................      (3.58)         (1.32)
                                                                -----------------------
Net asset value, end of year................................     $15.19         $16.66
                                                                =======================
Total Return*...............................................     13.31%         45.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $6,655         $1,039
Ratios to average net assets:
 Expenses(a)................................................      2.03%          2.05%
 Expenses, excluding waiver and payments by affiliate(a)....      2.04%          2.09%
 Net investment income......................................       .92%           .04%
Portfolio turnover rate.....................................    111.83%        127.05%

(a) Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver
    and payments by affiliate to average net assets,
    would have been:
    Expenses................................................      2.03%          2.04%
    Expenses, excluding waiver and payments by affiliate....      2.04%          2.08%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 12
PAGE

MUTUAL EUROPEAN FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                                ----------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
                                                                 2000++      1999++      1998      1997++     1996+
                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.75      $12.45     $12.52     $11.38    $10.84
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .16         .10        .21        .13       .02
 Net realized and unrealized gains..........................        1.99        5.44        .31       2.33       .58
                                                                ----------------------------------------------------
Total from investment operations............................        2.15        5.54        .52       2.46       .60
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.37)       (.35)      (.23)      (.76)     (.04)
 Net realized gains.........................................       (3.16)       (.89)      (.36)      (.56)     (.02)
                                                                ----------------------------------------------------
Total distributions.........................................       (3.53)      (1.24)      (.59)     (1.32)     (.06)
                                                                ----------------------------------------------------
Net asset value, end of year................................      $15.37      $16.75     $12.45     $12.52    $11.38
                                                                ====================================================
Total Return*...............................................      13.42%      45.40%      3.74%     21.79%     5.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $127,408    $103,987    $96,555    $49,174    $2,754
Ratios to average net assets:
 Expenses(a)................................................       2.02%       2.04%      2.05%      2.02%     1.94%**
 Expenses, excluding waiver and payments by affiliate(a)....       2.03%       2.08%      2.05%      2.05%     2.04%**
 Net investment income......................................        .92%        .71%      1.00%      1.03%      .79%**
Portfolio turnover rate.....................................     111.83%     127.05%     97.62%     98.12%    36.75%

(a) Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and
    payments by affiliate to average net assets, would have
    been:
    Expenses................................................       2.02%       2.03%      2.05%      2.02%     1.94%**
    Expenses, excluding waiver and payments by affiliate....       2.03%       2.07%      2.05%      2.05%     2.04%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              13
PAGE

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                   COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 82.8%
AEROSPACE & DEFENSE 2.5%
*European Aeronautic Defense & Space Co. ...................     Netherlands          255,297       $  5,670,976
*Finmeccanica SpA...........................................        Italy          13,230,385         15,104,399
Saab AB, B..................................................        Sweden            357,487          2,955,221
                                                                                                    ------------
                                                                                                      23,730,596
                                                                                                    ------------
AUTO COMPONENTS .1%
*Finnveden Invest AB, B.....................................        Sweden             92,005            745,947
                                                                                                    ------------
BANKS 7.7%
Anglo Irish Bank Corp. PLC..................................    Irish Republic      5,476,869         16,076,435
Banca Nazionale del Lavoro SpA..............................        Italy           3,749,600         11,511,451
Bank of Ireland.............................................    Irish Republic        553,575          5,483,102
*Dexia......................................................       Belgium             19,100          3,469,858
*Dexia, strip VVPR..........................................       Belgium             20,100                377
DNB Holding ASA.............................................        Norway          1,678,300          9,040,001
Espirito Santo Financial Group SA, ADR......................       Portugal           311,100          5,522,025
Gjensidige Norway Sparebank, 144A...........................        Norway            635,461         18,519,417
Svenska Handelsbanken, A....................................        Sweden            136,290          2,332,768
                                                                                                    ------------
                                                                                                      71,955,434
                                                                                                    ------------
BEVERAGES 1.2%
*Carlsberg AS, B............................................       Denmark            113,905          6,705,435
Diageo PLC..................................................    United Kingdom        145,694          1,621,410
*Grolsch NV.................................................     Netherlands          120,985          2,703,372
                                                                                                    ------------
                                                                                                      11,030,217
                                                                                                    ------------
BUILDING PRODUCTS 2.4%
*Cardo AB...................................................        Sweden            318,985          5,172,456
Uponor OYJ..................................................       Finland            981,214         17,272,786
                                                                                                    ------------
                                                                                                      22,445,242
                                                                                                    ------------
CHEMICALS 2.1%
*Perstorp AB, B.............................................        Sweden            552,340          3,863,541
*Syngenta AG................................................     Switzerland          173,400          9,309,349
Yule Catto & Company PLC....................................    United Kingdom      2,653,522          6,540,357
                                                                                                    ------------
                                                                                                      19,713,247
                                                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES 2.0%
*Chubb PLC..................................................    United Kingdom      2,702,210          6,297,070
*Kidde PLC..................................................    United Kingdom      4,753,880          5,041,983
*Vedior NV..................................................     Netherlands          583,487          7,039,336
                                                                                                    ------------
                                                                                                      18,378,389
                                                                                                    ------------

 14
PAGE
MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CONSTRUCTION & ENGINEERING 11.2%
Acciona SA..................................................        Spain             629,528       $ 23,050,323
Actividades de Construcciones y Servicios...................        Spain             842,145         19,845,314
Fomento de Construcciones y Contratas SA....................        Spain             694,384         13,168,868
Groupe GTM..................................................        France              3,110            450,822
Vinci SA....................................................        France            784,450         48,239,628
                                                                                                    ------------
                                                                                                     104,754,955
                                                                                                    ------------
CONSTRUCTION MATERIALS 1.4%
Cementos Portland SA........................................        Spain             120,617          2,672,501
*Ciments Francais SA........................................        France             41,821          2,159,506
*Dyckerhoff AG..............................................       Germany            100,248          2,400,011
*Italcementi SpA............................................        Italy             722,765          6,046,056
                                                                                                    ------------
                                                                                                      13,278,074
                                                                                                    ------------
CONTAINERS & PACKAGING 1.0%
Jefferson Smurfit Group PLC.................................    United Kingdom        437,700            840,184
*Smurfit-Stone Container Corp. .............................    United States         591,445          8,834,710
                                                                                                    ------------
                                                                                                       9,674,894
                                                                                                    ------------
DISTRIBUTORS .1%
Bure Equity AB..............................................        Sweden            108,700            593,297
                                                                                                    ------------
DIVERSIFIED FINANCIALS 7.5%
Investor AB, A..............................................        Sweden            838,700         12,622,055
Invik & Co. AB, B...........................................        Sweden            253,217         20,664,203
Irish Life & Permanent PLC..................................    Irish Republic      1,596,105         19,729,873
Pargesa Holdings SA.........................................     Switzerland            2,875          5,588,553
Power Corp. of Canada.......................................        Canada            342,200          8,429,694
Power Financial Corp. ......................................        Canada            121,205          2,812,247
                                                                                                    ------------
                                                                                                      69,846,625
                                                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
British Telecommunications PLC..............................    United Kingdom      1,004,750          8,562,656
British Telecommunications PLC, ADR.........................    United Kingdom            500             43,375
Kinnevik AB, B..............................................        Sweden          1,058,310         20,301,427
                                                                                                    ------------
                                                                                                      28,907,458
                                                                                                    ------------
ELECTRIC UTILITIES .4%
E.On AG.....................................................       Germany             27,595          1,678,815
Endesa SA...................................................        Spain             149,300          2,544,098
                                                                                                    ------------
                                                                                                       4,222,913
                                                                                                    ------------
FOOD & DRUG RETAILING .8%
GIB Group SA................................................       Belgium            179,525          7,500,364
                                                                                                    ------------

                                                                              15
PAGE
MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD PRODUCTS .8%
Associated British Foods PLC................................    United Kingdom        250,470       $  1,879,189
CSM NV......................................................     Netherlands          243,815          6,043,127
                                                                                                    ------------
                                                                                                       7,922,316
                                                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES .5%
*Instrumentarium Corp. .....................................       Finland             85,700          1,689,653
*Radiometer AS, B...........................................       Denmark            119,150          2,892,609
                                                                                                    ------------
                                                                                                       4,582,262
                                                                                                    ------------
HOTELS RESTAURANTS & LEISURE 1.6%
Bass PLC....................................................    United Kingdom        293,660          3,184,756
*P & O Princess Cruises PLC.................................    United Kingdom      1,713,855          7,232,482
Thistle Hotels PLC..........................................    United Kingdom      2,446,640          4,257,855
                                                                                                    ------------
                                                                                                      14,675,093
                                                                                                    ------------
HOUSEHOLD DURABLES .5%
Forbo Holding AG............................................     Switzerland            3,835          1,727,584
Hunter Douglas NV...........................................     Netherlands           93,217          2,555,497
                                                                                                    ------------
                                                                                                       4,283,081
                                                                                                    ------------
INDUSTRIAL CONGLOMERATES 2.3%
Cir Cie Industriali Riunite SpA Torino, di Risp.............        Italy           7,633,543         19,887,790
Polynorm NV.................................................     Netherlands           28,740          1,834,818
                                                                                                    ------------
                                                                                                      21,722,608
                                                                                                    ------------
INSURANCE 2.5%
*Berkshire Hathaway Inc., A.................................    United States             203         14,413,000
*Pohjola Group Insurance Corp., B...........................       Finland            151,025          6,664,140
*Topdanmark AS..............................................       Denmark            141,846          2,819,113
                                                                                                    ------------
                                                                                                      23,896,253
                                                                                                    ------------
MACHINERY 4.3%
Atle AB.....................................................        Sweden            654,655          8,707,456
Morgan Crucible Co. PLC.....................................    United Kingdom      2,115,662          9,370,566
Spirax-Sarco Engineering PLC................................    United Kingdom      1,000,790          5,292,258
*Sulzer AG..................................................     Switzerland           22,931         16,542,017
                                                                                                    ------------
                                                                                                      39,912,297
                                                                                                    ------------
MARINE 1.6%
*Koninklijke Nedlloyd Groep NV..............................     Netherlands          680,217         14,879,926
                                                                                                    ------------

 16
PAGE
MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA 11.2%
Lagardere SCA...............................................        France            451,334       $ 26,186,889
*Modern Times Group AB......................................        Sweden            501,767         13,294,658
*Studio Canal...............................................        France            923,548          9,017,584
Trinity Mirror PLC..........................................    United Kingdom      1,574,710         10,761,840
TVA Group Inc., B...........................................        Canada            400,855          3,869,772
United Business Media PLC...................................    United Kingdom        679,073          8,602,153
*USA Networks Inc. .........................................    United States         225,985          4,392,583
*Vivendi Universal SA.......................................        France            430,190         28,312,337
                                                                                                    ------------
                                                                                                     104,437,816
                                                                                                    ------------
MULTI-UTILITIES 2.6%
Suez Lyonnaise des Eaux SA..................................        France            133,830         24,438,270
*Suez Lyonnaise des Eaux SA, strip VVPR.....................        France             61,009                573
                                                                                                    ------------
                                                                                                      24,438,843
                                                                                                    ------------
OIL & GAS 1.8%
Fortum Corp. ...............................................       Finland          2,326,625          9,501,956
Total Fina Elf SA, B........................................        France             49,170          7,312,279
                                                                                                    ------------
                                                                                                      16,814,235
                                                                                                    ------------
PAPER & FOREST PRODUCTS 1.9%
Boise Cascade Corp. ........................................    United States         302,950         10,186,694
Mead Corp. .................................................    United States         256,010          8,032,314
                                                                                                    ------------
                                                                                                      18,219,008
                                                                                                    ------------
PHARMACEUTICALS .2%
Aventis SA..................................................        France             25,860          2,270,061
                                                                                                    ------------
REAL ESTATE 1.1%
*Canary Wharf Group PLC.....................................    United Kingdom        399,000          2,890,743
*Fastighets AB Tornet.......................................        Sweden            335,090          5,398,090
(R)*Security Capital European Realty........................      Luxembourg          127,500          1,857,038
                                                                                                    ------------
                                                                                                      10,145,871
                                                                                                    ------------
ROAD & RAIL 1.7%
FirstGroup PLC..............................................    United Kingdom        371,600          1,380,809
Railtrack Group PLC.........................................    United Kingdom      1,111,630         14,704,276
                                                                                                    ------------
                                                                                                      16,085,085
                                                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS 1.7%
*Compania de Distribucion Intefral Logista SA...............        Spain             152,901          2,045,609
Internatio-Muller NV........................................     Netherlands          308,430          7,094,472
Trelleborg AB, B............................................        Sweden            874,660          6,303,522
                                                                                                    ------------
                                                                                                      15,443,603
                                                                                                    ------------

                                                                              17
PAGE
MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION INFRASTRUCTURE 2.9%
Associated British Ports Holdings PLC.......................    United Kingdom      1,323,750       $  7,237,388
Forth Ports PLC.............................................    United Kingdom        177,231          1,701,013
Mersey Docks & Harbour Co. .................................    United Kingdom      1,272,140         10,100,271
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom      1,812,755          8,577,299
                                                                                                    ------------
                                                                                                      27,615,971
                                                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES .1%
*VoiceStream Wireless Corp. ................................    United States           9,075            913,172
                                                                                                    ------------
TOTAL COMMON STOCKS (COST $655,376,895).....................                                         775,035,153
                                                                                                    ------------
PREFERRED STOCKS .3%
*Dyckerhoff AG, pfd.........................................       Germany            123,995          2,176,923
*Henkel KGAA, pfd...........................................       Germany             15,400            997,625
                                                                                                    ------------
TOTAL PREFERRED STOCKS (COST $3,324,891)....................                                           3,174,548
                                                                                                    ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
CORPORATE BONDS & NOTES .8%
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03.....................................    United Kingdom        772,192 GBP        449,867
  Participating Loan Note, 4/30/40..........................    United Kingdom        210,000 GBP        128,617
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom      1,412,152 GBP      1,518,829
  12/31/25, Tier 3..........................................    United Kingdom      1,656,083 GBP      1,385,367
  12/31/50, Resettable Advance R5...........................    United Kingdom        742,924 GBP        344,034
  Stabilization Advance S8, Tier 1..........................    United Kingdom        569,673 GBP        212,746
  Stabilization Advance S8, Tier 2..........................    United Kingdom        455,370 GBP        129,245
Eurotunnel SA:
  12/31/18, Tier 2 (Libor)..................................        France          1,738,825 EUR      1,159,075
  12/31/18, Tier 2 (Pibor)..................................        France            302,908 EUR        201,914
  12/31/25, Tier 3 (Libor)..................................        France          1,931,363 EUR        979,163
  12/31/25, Tier 3 (Pibor)..................................        France            345,448 EUR        175,135
  12/31/50, Resettable Advance R4...........................        France          1,389,401 EUR        404,377
  Stabilization Advance S7, Tier 1 (Pibor)..................        France            382,922 EUR         89,877
  Stabilization Advance S6, Tier 1 (Pibor)..................        France            173,435 EUR         40,707
  Stabilization Advance S6, Tier 2..........................        France            542,842 EUR         96,833
                                                                                                    ------------
TOTAL CORPORATE BONDS & NOTES (COST $9,401,761).............                                           7,315,786
                                                                                                    ------------

 18
PAGE
MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY         AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 19.5%
Fannie Mae, 6.04% to 6.68%, with maturities to 11/16/01.....    United States     $86,000,000       $ 83,687,457
Federal Home Loan Bank, 5.36% to 6.68%, with maturities to
  12/21/01..................................................    United States      61,827,000         60,585,552
Federal Home Loan Mortgage Corp., 5.70% to 6.68%, with
  maturities to 10/11/01....................................    United States      38,340,000         37,563,897
                                                                                                    ------------
TOTAL GOVERNMENT AGENCIES (COST $181,516,392)...............                                         181,836,906
                                                                                                    ------------
TOTAL INVESTMENTS (COST $849,619,939) 103.4%................                                         967,362,393
SECURITIES SOLD SHORT (.1%).................................                                            (860,539)
NET EQUITY IN FORWARD CONTRACTS (2.5%)......................                                         (23,281,764)
OTHER ASSETS, LESS LIABILITIES (.8%)........................                                          (7,662,843)
                                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                                        $935,557,247
                                                                                                    ============
SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
*Deutsche Telekom AG........................................       Germany              5,100       $    155,615
*Deutsche Telekom AG, ADR...................................       Germany             24,100            704,924
                                                                                                    ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $994,818).............                                        $    860,539
                                                                                                    ============

SYNTHETIC EQUITY SWAPS (SES)                                                                   VALUE AT       UNREALIZED
                         ISSUER                                 COUNTRY          SHARES        12/31/00          GAIN
------------------------------------------------------------------------------------------------------------------------
*Stmicroelectronics NV, ses. 51.75.......................        France           21,000      $  916,789      $  103,508
*Stmicroelectronics NV, ses. 57.35.......................        France           28,500       1,244,214         290,317
*Stmicroelectronics NV, ses. 58.00.......................        France            9,000         392,910          97,171
*Stmicroelectronics NV, ses. 59.55.......................        France           22,000         960,446         269,545
*Stmicroelectronics NV, ses. 61.82.......................        France           34,000       1,484,326         489,141
*Stmicroelectronics NV, ses. 70.05.......................        France           35,000       1,527,982         773,849
*Stmicroelectronics NV, ses. 70.40.......................        France           17,500         763,991         392,675
                                                                                              ----------      ----------
TOTAL SYNTHETIC EQUITY SWAPS.............................                                     $7,290,658      $2,416,206
                                                                                              ==========      ==========

CURRENCY ABBREVIATIONS:

GBP -- British Pound
EUR -- European Unit

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted securities (see note 6).
                       See Notes to Financial Statements.
                                                                              19
PAGE

MUTUAL EUROPEAN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost $849,619,939)....    $967,362,393
 Cash.......................................................       9,690,245
 Receivables:
  Investment securities sold................................       1,694,332
  Capital shares sold.......................................       1,512,858
  Dividends and interest....................................       3,546,345
 Unrealized gain on forward exchange contracts (Note 7).....         263,668
 Deposits with broker for securities sold short.............         962,484
 Due from broker-variation margin...........................       2,818,583
                                                                ------------
      Total assets..........................................     987,850,908
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      12,528,444
  Capital shares redeemed...................................      14,002,937
  To affiliates.............................................       1,215,372
 Securities sold short, at value (proceeds $994,818)........         860,539
 Unrealized loss on forward exchange contracts (Note 7).....      23,545,432
 Accrued expenses...........................................         140,937
                                                                ------------
      Total liabilities.....................................      52,293,661
                                                                ------------
Net assets, at value........................................    $935,557,247
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,985,956)
 Net unrealized appreciation................................      98,226,191
 Accumulated net realized gain..............................      17,069,980
 Capital shares.............................................     822,247,032
                                                                ------------
Net assets, at value........................................    $935,557,247
                                                                ============

 20
PAGE
MUTUAL EUROPEAN FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share
  ($577,662,840 / 37,219,944 shares outstanding)............          $15.52
                                                                ============
CLASS A:
 Net asset value per share ($223,831,183 / 14,571,110 shares
  outstanding)..............................................          $15.36
                                                                ============
 Maximum offering price per share ($15.36 / 94.25%).........          $16.30
                                                                ============
CLASS B:
 Net asset value and maximum offering price per share
  ($6,655,238 / 438,168 shares outstanding)*................          $15.19
                                                                ============
CLASS C:
 Net asset value per share ($127,407,986 / 8,289,613 shares
  outstanding)*.............................................          $15.37
                                                                ============
 Maximum offering price per share ($15.37 / 99.00%).........          $15.53
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              21
PAGE

MUTUAL EUROPEAN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes of $2,160,480)
 Dividends..................................................    $  16,263,861
 Interest...................................................       10,990,301
                                                                -------------
      Total investment income...............................                     $  27,254,162
                                                                                 -------------
Expenses:
 Management fees (Note 3)...................................        7,384,381
 Administrative fees (Note 3)...............................          718,924
 Distribution fees (Note 3)
  Class A...................................................          751,480
  Class B...................................................           36,538
  Class C...................................................        1,187,429
 Transfer agent fees (Note 3)...............................          935,795
 Custodian fees.............................................          165,077
 Reports to shareholders....................................          108,065
 Registration and filing fees...............................          159,078
 Professional fees..........................................           62,829
 Directors' fees and expenses...............................           48,801
 Dividends for securities sold short........................           19,621
 Other......................................................           20,220
                                                                -------------
      Total expenses........................................                        11,598,238
      Expenses waived/paid by affiliate (Note 3)............                          (113,952)
                                                                                 -------------
         Net expenses.......................................                        11,484,286
                                                                                 -------------
            Net investment income...........................                        15,769,876
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................      150,681,842
  Foreign currency transactions.............................       94,303,115
                                                                -------------
      Net realized gain.....................................                       244,984,957
 Net unrealized depreciation on:
  Investments...............................................     (100,303,071)
  Translation of assets and liabilities denominated in
    foreign currencies......................................      (37,918,566)
                                                                -------------
      Net unrealized depreciation...........................                      (138,221,637)
                                                                                 -------------
Net realized and unrealized gain............................                       106,763,320
                                                                                 -------------
Net increase in net assets resulting from operations........                     $ 122,533,196
                                                                                 =============

                       See Notes to Financial Statements.
 22
PAGE

MUTUAL EUROPEAN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                    2000                1999
                                                                ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  15,769,876       $  10,276,849
  Net realized gain from investments and foreign currency
   transactions.............................................      244,984,957          72,554,496
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (138,221,637)        189,503,166
                                                                ---------------------------------
    Net increase in net assets resulting from operations....      122,533,196         272,334,511

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................      (17,468,041)        (15,264,276)
   Class A..................................................       (5,611,608)         (4,704,527)
   Class B..................................................          (83,442)            (18,795)
   Class C..................................................       (2,454,464)         (2,067,649)
  Net realized gains:
   Class Z..................................................     (102,770,076)        (26,024,392)
   Class A..................................................      (38,057,402)         (9,133,142)
   Class B..................................................         (981,983)            (48,119)
   Class C..................................................      (21,833,108)         (5,032,448)
                                                                ---------------------------------
 Total distributions to shareholders........................     (189,260,124)        (62,293,348)

 Capital share transactions (Note 2):
   Class Z..................................................       99,327,356         (95,520,868)
   Class A..................................................       57,703,112         (40,489,485)
   Class B..................................................        6,411,112             900,471
   Class C..................................................       32,490,645         (19,493,558)
                                                                ---------------------------------
 Total capital share transactions...........................      195,932,225        (154,603,440)
    Net increase in net assets..............................      129,205,297          55,437,723

Net assets:
 Beginning of year..........................................      806,351,950         750,914,227
                                                                ---------------------------------
 End of year................................................    $ 935,557,247       $ 806,351,950
                                                                =================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $  (1,985,956)      $   2,840,681
                                                                =================================

                       See Notes to Financial Statements.
                                                                              23
PAGE

MUTUAL EUROPEAN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 65% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

 24
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SYNTHETIC EQUITY SWAPS:

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

                                                                              25
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II were renamed Class A, and Class C, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were 500 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                 1999
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS Z SHARES:
Shares sold............................................   11,986,025    $ 217,155,884          13,762,604    $ 192,128,143
Shares issued on reinvestment of distributions.........    5,910,563       92,596,843           1,923,918       30,020,664
Shares redeemed........................................  (11,709,300)    (210,425,371)        (23,231,916)    (317,669,675)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................    6,187,288    $  99,327,356          (7,545,394)   $ (95,520,868)
                                                         =================================================================

 26
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                 1999
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS A SHARES:
Shares sold............................................   48,712,747    $ 866,902,418          38,967,288    $ 544,035,285
Shares issued on reinvestment of distributions.........    2,602,331       40,300,516             800,603       12,410,393
Shares redeemed........................................  (47,324,829)    (849,499,822)        (42,855,796)    (596,935,163)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................    3,990,249    $  57,703,112          (3,087,905)   $ (40,489,485)
                                                         =================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                1999+
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS B SHARES:
Shares sold............................................      336,882    $   5,861,611              60,497    $     868,716
Shares issued on reinvestment of distributions.........       61,822          938,471               4,208           65,370
Shares redeemed........................................      (22,891)        (388,970)             (2,350)         (33,615)
                                                         -----------------------------------------------------------------
Net increase...........................................      375,813    $   6,411,112              62,355    $     900,471
                                                         =================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                 1999
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS C SHARES:
Shares sold............................................    6,579,310    $ 118,126,806           4,411,407    $  62,421,973
Shares issued on reinvestment of distributions.........    1,455,715       22,562,560             429,896        6,663,372
Shares redeemed........................................   (5,954,550)    (108,198,721)         (6,386,126)     (88,578,903)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................    2,080,475    $  32,490,645          (1,544,823)   $ (19,493,558)
                                                         =================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual

                                                                              27
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
and the Fund's former investment advisor not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions on sales of those Fund shares and received contingent deferred sales charges for the period of $140,248 and $42,827, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $855,669,623 was as follows:

Unrealized appreciation.....................................  $133,495,375
Unrealized depreciation.....................................   (21,802,605)
                                                              ------------
Net unrealized appreciation.................................  $111,692,770
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At December 31, 2000, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $1,363,911 and $1,676,914, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

 28
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000, aggregated $827,691,410 and $824,384,649, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                                  NUMBER
                                                               OF CONTRACTS     PREMIUM
                                                               -------------------------
Options outstanding at December 31, 1999....................            0      $       0
Options written.............................................       71,743        415,347
Options expired.............................................      (71,743)      (415,347)
                                                               -------------------------
Options outstanding at December 31, 2000....................            0      $       0
                                                               =========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

                                                                                    ACQUISITION
NUMBER OF SHARES                              ISSUER                                   DATE            VALUE
---------------------------------------------------------------------------------------------------------------
    127,500        Security Capital European Realty (cost $2,550,000) (0.20% of       4/08/98
                   Net Assets).................................................                     $ 1,857,038
                                                                                                    ===========

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                              29
PAGE
MUTUAL EUROPEAN FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

                                                                                  IN           SETTLEMENT       UNREALIZED
Contracts to Buy:                                                            EXCHANGE FOR         DATE          GAIN/(LOSS)
-----------------                                                            ---------------------------------------------
       2,700,000     Canadian Dollars..................................    U.S.$  1,786,623     1/31/01      U.S.$     12,300
                                                                                 ==========                        ==========
Contracts to Sell:
------------------
      22,358,689     Canadian Dollars..................................    U.S.$ 15,148,242     1/31/01      U.S.$    251,368
                                                                                 ==========                        ----------
          Unrealized gain on forward exchange contracts................                                      U.S.$    263,668
                                                                                                                   ==========
Contracts to Sell:
------------------
      19,971,322     European Unit.....................................    U.S.$ 17,000,995     1/22/01      U.S.$ (1,771,550)
      10,000,000     British Pounds....................................          14,258,900     1/22/01              (686,683)
      11,000,000     European Unit.....................................           9,276,850     1/31/01            (1,067,115)
      32,518,578     Swedish Krona.....................................           3,244,469     1/31/01              (210,213)
       2,500,000     Canadian Dollars..................................           1,637,669     1/31/01               (28,000)
      96,478,512     Danish Krone......................................          11,381,098     2/13/01              (773,788)
      32,387,649     European Unit.....................................          29,719,979     2/15/01              (752,992)
       9,948,583     British Pounds....................................          14,424,684     2/22/01              (450,923)
      39,595,229     European Unit.....................................          35,441,374     2/26/01            (1,828,255)
     222,362,777     Norwegian Krone...................................          24,196,127     3/13/01              (965,301)
      35,833,553     Swiss Francs......................................          21,171,879     3/13/01            (1,079,652)
      60,061,286     European Unit.....................................          52,712,844     3/14/01            (3,855,356)
     123,281,244     Swedish Krona.....................................          12,836,011     3/15/01              (293,211)
      34,303,654     British Pounds....................................          50,376,380     4/17/01              (946,168)
     400,891,761     Swedish Krona.....................................          40,582,401     4/20/01            (2,186,194)
      34,977,597     European Unit.....................................          30,758,069     4/30/01            (2,237,935)
      37,715,106     European Unit.....................................          32,747,973     5/21/01            (2,854,353)
       5,699,561     British Pounds....................................           8,296,851     5/29/01              (232,845)
      11,952,987     Swiss Francs......................................           7,137,001     6/14/01              (335,561)
      98,486,208     Swedish Krona.....................................          10,395,439     6/20/01              (139,568)
      26,598,605     European Unit.....................................          24,284,526     6/22/01              (849,769)
                                                                                 ----------                        ----------
                                                                           U.S.$451,881,519                       (23,545,432)
                                                                                 ==========                        ----------
        Unrealized loss on forward exchange contracts..................                                           (23,545,432)
                                                                                                                   ----------
          Net unrealized loss on forward exchange contracts............                                      U.S.$(23,281,764)
                                                                                                                   ==========

 30
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual European Fund

We have audited the accompanying statement of assets and liabilities of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 2001

                                                                              31
PAGE

MUTUAL EUROPEAN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $94,545,781 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 0.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

At December 31, 2000, more than 50% of the Mutual European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class Z, Class A, Class B and Class C shareholders of record on December 14, 2000.

                                    CLASS Z                             CLASS A                             CLASS B
                       ---------------------------------------------------------------------------------------------------------
                        FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE
       COUNTRY         PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
Belgium..............     $0.0010           $0.0065           $0.0010           $0.0064           $0.0010           $0.0063
Canada...............      0.0004            0.0023            0.0004            0.0022            0.0004            0.0022
Finland..............      0.0020            0.0125            0.0020            0.0123            0.0020            0.0121
France...............      0.0111            0.0859            0.0111            0.0842            0.0111            0.0829
Hong Kong............      0.0000            0.0001            0.0000            0.0001            0.0000            0.0001
Ireland..............      0.0000            0.0090            0.0000            0.0089            0.0000            0.0087
Italy................      0.0016            0.0116            0.0016            0.0114            0.0016            0.0112
Netherlands..........      0.0002            0.0137            0.0002            0.0134            0.0002            0.0132
New Zealand..........      0.0000            0.0132            0.0000            0.0129            0.0000            0.0127
Portugal.............      0.0004            0.0018            0.0004            0.0018            0.0004            0.0018
Spain................      0.0006            0.0036            0.0006            0.0035            0.0006            0.0034
Sweden...............      0.0109            0.0693            0.0109            0.0679            0.0109            0.0669
Switzerland..........      0.0004            0.0054            0.0004            0.0053            0.0004            0.0052
United Kingdom.......      0.0126            0.0917            0.0126            0.0898            0.0126            0.0884
                       ---------------------------------------------------------------------------------------------------------
TOTAL................     $0.0412           $0.3266           $0.0412           $0.3201           $0.0412           $0.3151
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------

                                    CLASS C
                       ---------------------------------
                        FOREIGN TAX      FOREIGN SOURCE
       COUNTRY         PAID PER SHARE   INCOME PER SHARE
---------------------  ---------------------------------
Belgium..............     $0.0010           $0.0062
Canada...............      0.0004            0.0021
Finland..............      0.0020            0.0118
France...............      0.0111            0.0811
Hong Kong............      0.0000            0.0001
Ireland..............      0.0000            0.0085
Italy................      0.0016            0.0110
Netherlands..........      0.0002            0.0129
New Zealand..........      0.0000            0.0124
Portugal.............      0.0004            0.0017
Spain................      0.0006            0.0034
Sweden...............      0.0109            0.0654
Switzerland..........      0.0004            0.0051
United Kingdom.......      0.0126            0.0865
                       ---------------------------------
TOTAL................     $0.0412           $0.3082
                       ---------------------------------
                       ---------------------------------

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 32
PAGE



ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current
Mutual European Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

478 A00 02/01                           [RECYCLE LOGO] Printed on recycled paper